J.P. MORGAN US EQUITY FUNDS

JPMorgan SMID Cap Equity Fund

(the “Fund”)

(Class R4 Shares)

(a series of JPMorgan Trust II)

Supplement dated November 20, 2025

to the current Summary Prospectus, Prospectus and Statement of

Additional Information, as supplemented

NOTICE OF LIQUIDATION OF CLASS R4 SHARES OF THE JPMORGAN SMID CAP EQUITY FUND. The Board of Trustees (the “Board”) of JPMorgan Trust II has approved the liquidation and dissolution of Class R4 Shares of the Fund on or about December 22, 2025 (the “Liquidation Date”). Effective immediately, no additional purchases of Class R4 Shares of the Fund are permitted. Additionally, on the Liquidation Date, all references to Class R4 Shares are hereby removed from the Summary Prospectus, Prospectus and the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SMID-LIQ-1125